EXHIBIT 10.33

              CONSENT, WAIVER AND AMENDMENT TO OPERATIVE DOCUMENTS

      This Consent, Waiver and Amendment to Operative Documents (the "Second Amendment") is given as of the 9th day of September, 2002, by the undersigned First National Bank of Omaha ("FNB-O"), as agent (the "Agent") and the sole Revolving Lender under the Amended and Restated Revolving Credit Agreement (the "Agreement"), dated as of December 28, 2001 and as amended July 11, 2002, among Ameritrade Online Holdings Corp., formerly Ameritrade Holding Corporation (the "Borrower"), the Agent for the Revolving Lender(s), and the Revolving Lender(s), Datek Online Holdings Corp. ("DATEK"), and Ameritrade Holding Corporation, formerly Arrow Stock Holding Corporation ("New Ameritrade"). All capitalized terms not defined herein shall have their respective meanings set forth in the Agreement.

      WHEREAS, as of March 30, 2002, FNB-O and Borrower entered into a consent to DATEK Acquisition, whereby the parties agreed to a transaction wherein Borrower and DATEK would merge on the terms specified therein (the "DATEK Transaction"); and

      WHEREAS, the form of the DATEK Transaction has changed from the form originally presented to FNB-O (the "Revised DATEK Transaction"); and

      WHEREAS, the Borrower has requested in a letter from William J. Gerber to James P. Bonham dated as of September 3, 2002 (the "Request Letter") that FNB-O approve the Revised DATEK Transaction; and

      WHEREAS, FNB-O has agreed to consent to such Revised DATEK Transaction as restructured pursuant to the Request Letter on the following conditions: (i) that New Ameritrade and DATEK act as guarantors of the Borrower's obligations under the Agreement; (ii) that New Ameritrade pledge its stock and equity interests in DATEK and the Borrower to Agent; and (iii) that DATEK pledge its stock and equity interests in certain of its Subsidiaries to Agent; and

      WHEREAS, in consideration of FNB-O's waiver and consent to the Revised DATEK Transaction, New Ameritrade and DATEK have determined that they will receive substantial benefit from the Revised DATEK Transaction and the loan facility with FNB-O and therefore have agreed to these conditions; and

      WHEREAS, as of the date hereof, each of DATEK and New Ameritrade is entering into a guaranty agreement between such Person and Agent (with respect to each Guarantor, its "Guaranty Agreement"), a stock pledge agreement, dated as of the date hereof, between such Person and Agent (with respect to each Guarantor, its "Pledge Agreement"), and a security agreement, dated as of the date hereof, between such Person and Agent (with respect to each Guarantor, its "Security Agreement");

      WHEREAS, Ameritrade, Inc., a direct Subsidiary of the Borrower, and Datek Online Financial Services LLC ("DOFS"), a direct Subsidiary of DATEK, desire to enter into a transaction (the "Ameritrade, Inc. Transaction") wherein DOFS will transfer certain of its accounts to Ameritrade, Inc. in exchange for certain stock issued by Ameritrade, Inc. (the "Ameritrade, Inc. Stock");

      WHEREAS, FNB-O has agreed to consent to the Ameritrade, Inc. Transaction, so long as DOFS dividends the Ameritrade, Inc. Stock to its parent, DATEK, and DATEK pledges such Ameritrade, Inc. Stock to FNB-O pursuant to its Pledge Agreement;

      NOW, THEREFORE, the parties hereto agree as follows:

      1. FNB-O consents to the Revised DATEK Transaction by the Borrower in accordance with the terms outlined in the Request Letter, a copy of which is attached hereto, in consideration of the promises and undertakings of DATEK and New Ameritrade set forth below.

      2. New Ameritrade hereby acknowledges it has received full consideration for the following actions and agrees that it shall:

            (a) effective immediately be deemed to be a guarantor of the Borrower's obligations under the Agreement and a pledging party as to the stock referenced in Paragraph 2(b) below (the "Additional Pledged Stock") under the Guaranty Agreement, Security Agreement and Pledge Agreement (collectively, the "New Ameritrade Agreements"), and shall execute such agreements evidencing its role as a guarantor and pledging party on substantially the same terms and conditions as are applicable to the Borrower under the Pledge Agreement; and

            (b) not later than September 25, 2002, deliver to the Agent a grant of its first perfected security interest in such equity, authorize the Agent to file one or more financing statements evidencing such security interest, deliver stock and stock powers in connection therewith, and take such other action as the Agent shall reasonably request to comply with the terms and the intent of the New Ameritrade Agreements and this Second Amendment.

      3. DATEK hereby acknowledges it has received full consideration for the following actions and agrees that it shall:

            (a) effective immediately be deemed to be a guarantor of the Borrower's obligations under the Agreement, and a pledging party as to the stock referenced in Paragraph 3(b) below (the "DATEK Subsidiaries Pledged Stock") under the Guaranty Agreement, Security Agreement and Pledge Agreement (collectively, the "DATEK Agreements") and shall execute such agreements evidencing DATEK's role as a guarantor and pledging party on substantially the same terms and conditions as are applicable to the Borrower under the Pledge Agreement; and

            (b) promptly, or such later time as the parties hereto agree, deliver to the Agent a grant of its first perfected security interest in the stock and other equity interest in its Subsidiaries (other than World XT, LLC and Datek Canada Brokerage Services, Inc.) and in Ameritrade, Inc., authorize the Agent to file one or more financing statements evidencing such security interest, deliver stock and stock powers in connection therewith, and take such other action as the Agent shall reasonably request to comply with the terms and the intent of the DATEK Agreements and this Second Amendment; provided, that in no event will the pledge of stock of Datek Canada Financial Services Inc. exceed sixty-five percent (65%) of the total voting power of all equity securities of such Subsidiary.

      4. FNB-O consents to the Ameritrade, Inc. Transaction in consideration of and so long as DOFS dividends the Ameritrade, Inc. Stock to DATEK, and DATEK pledges its interest in such Ameritrade, Inc. Stock to FNB-O under its Pledge Agreement.

      5. The Borrower hereby authorizes Agent to file new and/or amended financing statements to perfect Agent's security interest in the Collateral.

      6. FNB-O agrees that the Revised DATEK Transaction as described in the Request Letter will not constitute a Change of Control under the Agreement provided that the composition of the Board of Directors of New Ameritrade is selected substantially as described in Amendment No. 4 to Form S-4 filed by Arrow Stock Holding Corporation on August 5, 2002 (the "S-4"). This agreement is related solely to the transaction as described in the S-4 and is not a waiver as to further changes in the control of the board of directors of Ameritrade or New Ameritrade.

      7. Failure to deliver the documents, stocks and stock powers required under Sections 2 and 3 above in the time specified above shall constitute an Event of Default under the Agreement.

      8. The Borrower and FNB-O hereby agree that the following definitions shall be added to Section I of the Agreement:

            "Guarantor" means either Datek Online Holdings Corp. or Ameritrade Holding Corporation, formerly Arrow Stock Holding Corporation, and "Guarantors" means both of them.

            "Guarantor Documents" include the following documents:

                  (a) The Guaranty Agreement, dated as of September 9th, 2002, between Ameritrade Holding Corporation (formerly Arrow Stock Holding Corporation) and Agent;

                  (b) The Guaranty Agreement, dated as of September 9th, 2002, between Datek Online Holdings Corp. and Agent;

                  (c) The Stock Pledge Agreement, dated as of September 9th, 2002, between Ameritrade Holding Corporation (formerly Arrow Stock Holding Corporation) and Agent;

                  (d) The Stock Pledge Agreement, dated as of September 9th, 2002, between Datek Online Holdings Corp. and Agent;

                  (e) The Security Agreement, dated as of September 9th, 2002, between Ameritrade Holding Corporation (formerly Arrow Stock Holding Corporation) and Agent; and

                  (f) The Security Agreement, dated as of September 9th, 2002, between Datek Online Holdings Corp. and Agent.

      9. The Borrower and FNB-O hereby agree that the following definition in
      Section I of the Agreement shall be amended to read as follows:

            "Operative Documents": This Agreement, the Notes, the Pledge Agreement, the Security Agreement, the Guarantor Documents, the financing statements regarding the Collateral and the documents and certificates delivered pursuant to Section 5.1.

      10. The Borrower and FNB-O hereby agree that Section 4.7(b) of the Agreement shall be amended to read as follows:

            (b) [Intentionally left blank]

      11. The Borrower and FNB-O hereby agree that Section 6.1(e) of the Agreement shall be amended to read as follows:

            (e) A failure of the Borrower, any Guarantor or any Subsidiary to comply with any requirement or restriction contained in any provision of the Operative Documents not otherwise specified in this
            Article VI, which failure remains unremedied for thirty (30) days following knowledge or receipt of notice as to such failure from any source.

      12. Except as expressly provided herein, this Consent shall not act as a consent to or waiver of any other transaction or action or inaction by the Borrower.

                  Executed as of the 9th day of September, 2002.

                  AGENT AND REVOLVING LENDER:

                                        FIRST NATIONAL BANK OF OMAHA


                                        By /s/ James P. Bonham
                                           -------------------------------------
                                        Name: James P. Bonham
                                        Its: Vice President


                  BORROWER:


                                        AMERITRADE ONLINE HOLDINGS CORP.,
                                        formerly Ameritrade Holding Corporation

                                        By /s/ John R. MacDonald
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------


                  GUARANTORS AND
                  ADDITIONAL
                  PLEDGING
                  PARTIES:


                                        DATEK ONLINE HOLDINGS CORP.

                                        By /s/ John R. MacDonald
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------


                                        AMERITRADE HOLDING CORPORATION,
                                        formerly Arrow Stock Holding Corporation

                                        By /s/ John R. MacDonald
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                  DATEK
                  SUBSIDIARY:


                                        DATEK ONLINE FINANCIAL SERVICES LLC


                                        By /s/ John R. MacDonald
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------


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